Exhibit 10.20

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$250,000.00	03-30-2005	03-30-2007	1050142641
References in the above area are for Lender’s use only and do not limit the applicability of the document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

                             Borrower: AT&S Holdings, Inc.          Lender: BANK OF THE WEST
                        American Trailer & Storage, Inc.        Kansas City BBC #21383
                        3505 Manchester Trafficway          740 N.W. Blue Park Way
                        Kansas City, MO 64129         Lee’s Summit, MO 64086
                            (888) 457-2692

                        Principal Amount: $250,000.00                Date of Agreement:  March 28, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.
Promissory Note date March 30, 2005 in the original amount of $250,000.00.

DESCRIPTION OF COLLATERAL.
Commercial Security Agreement dated October 1, 2003; Commercial Security Agreement dated November 12, 2003; Commercial Security Agreement dated September 18, 2003; Commercial Security Agreement dated January 30, 2004; Commercial Security Agreement dated February 9, 2004; Commercial Security Agreement dated March 23, 2004; Commercial Security Agreement dated April 14, 2004; Commercial Security Agreement dated April 28, 2004; Commercial Security Agreement dated May 12, 2004; Commercial Security Agreement dated June 15, 2004; Commercial Security Agreement dated November 12, 2004 and any security agreements or other collateral documents between Borrower and Lender, previously existing or hereafter executed.

DESCRIPTION OF CHANGE IN TERMS.
1.  Extension of Maturity Date. Consistent with our existing periodic payment arrangement, the Maturity Date of the Promissory Note shall be extended to March 30, 2007.
2. The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu there of:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the highest base rate on corporate loans at large U.S. money center commercial banks that the Wall Street Journal publishes as the Prime Rate (“the Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. The interest rate may change daily following the date of this Change in Terms Agreement. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 7.500% per annum. The interest rate to be applied to the unpaid balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 7.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all person signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

AT&S Holdings, Inc.

By:___//s//________________________________ By:______//s//_________________________________
 Richard G. Honan, II, Chief Financial Officer of   Richard G. Honan, Chairman of AT&S Holdings, Inc.
AT&S Holdings, Inc.

AMERICAN TRAILER & STORAGE, INC.

By:______//s//_________________________________ By:__________//s//__________________________________
Richard G. Honan, II, Chief Financial Officer of  Richard G. Honan, Chairman of American Trailer &
American Trailer & Storage, Inc.    Storage, Inc.

BANK OF THE WEST

X_//s//________________________________________________
Jefferson A. Keyes, Loan Officer of BANK OF THE WEST